Exhibit 21.1
List of Subsidiaries
The following entities, and the jurisdiction in which they are organized, are included in the consolidated results of Brookfield Asset Management Ltd. as of December 31, 2025.

Name	Jurisdiction of Incorporation or Organization
1561029 B.C. LTD.	British Columbia
1388435 BC ULC	British Columbia
4488236 Ontario LP	Ontario
9735298 Delaware LLC	Delaware
Alder Holding (DIFC) Limited	United Arab Emirates
Amber Holding (DIFC) Limited	United Arab Emirates
ANG Holdings LLC	Delaware
Atlas Capital II GP LLC	Delaware
Atlas Capital II Holdings LLC	Delaware
Atlas Capital II LLC	Delaware
Atlas Holdings II LLC	Delaware
Atlas Splitter GP LLC	Delaware
Atlas Splitter LLC	Delaware
Atlas Subco Holdings LLC	Delaware
Atlas Top LLC	Delaware
B UL LLC	Delaware
BAM (Canada) 2025 Escrowed Stock Plan Corporation	British Columbia
BAM (Canada) 2025 Escrowed Stock Plan II Corporation	British Columbia
BAM (Canada) Escrowed Stock Plan 2024 II Ltd.	British Columbia
BAM (Canada) Escrowed Stock Plan 2024 III Ltd.	British Columbia
BAM (Canada) Escrowed Stock Plan 2024 Ltd.	British Columbia
BAM (Canada) Escrowed Stock Plan 2025 II Ltd.	British Columbia
BAM (Canada) Escrowed Stock Plan 2025 Ltd.	British Columbia
BAM (Canada) Escrowed Stock Plan Holdings 2022 I Corporation	British Columbia
BAM (Canada) Escrowed Stock Plan Holdings 2023 I Corporation	British Columbia
BAM (Canada) Escrowed Stock Plan Holdings Retro I Corporation	British Columbia
BAM (Canada) Escrowed Stock Plan Holdings Retro IV Corporation	British Columbia
BAM (Canada) Escrowed Stock Plan Holdings Retro V Corporation	British Columbia
BAM (Canada) Escrowed Stock Plan Holdings Retro VI Corporation	British Columbia
BAM (Canada) Escrowed Stock Plan Holdings Retro VII Corporation	British Columbia
BAM (Canada) Escrowed Stock Plan Holdings Retro VIII Corporation	British Columbia
BAM (Canada) Escrowed Stock Plan Holdings Special Corporation	British Columbia
BAM (Canada) Escrowed Stock Plan Participants 2022 I Ltd.	British Columbia
BAM (Canada) Escrowed Stock Plan Participants 2023 I Ltd.	British Columbia
BAM (Canada) Escrowed Stock Plan Participants Retro I Ltd.	British Columbia
BAM (Canada) Escrowed Stock Plan Participants Retro IV Ltd.	British Columbia
BAM (Canada) Escrowed Stock Plan Participants Retro V Ltd.	British Columbia

Name	Jurisdiction of Incorporation or Organization
BAM (Canada) Escrowed Stock Plan Participants Retro VI Ltd.	British Columbia
BAM (Canada) Escrowed Stock Plan Participants Retro VII Ltd.	British Columbia
BAM (Canada) Escrowed Stock Plan Participants Retro VIII Ltd.	British Columbia
BAM (Canada) Escrowed Stock Plan Participants Special Ltd.	British Columbia
BAM (SA) Escrowed Stock Plan Holdings 2023 I Corporation	British Columbia
BAM (SA) Escrowed Stock Plan Participants 2023 I Ltd.	British Columbia
BAM (UAE) 2025 Escrowed Stock Plan I Corporation	British Columbia
BAM (UAE) 2025 Escrowed Stock Plan II Corporation	British Columbia
BAM (UAE) Escrowed Stock Plan 2024 I Ltd.	British Columbia
BAM (UAE) Escrowed Stock Plan 2024 II Ltd.	British Columbia
BAM (UAE) Escrowed Stock Plan 2025 I Ltd.	British Columbia
BAM (UAE) Escrowed Stock Plan 2025 II Ltd.	British Columbia
BAM (UAE) Escrowed Stock Plan Holdings 2022 I Corporation	British Columbia
BAM (UAE) Escrowed Stock Plan Holdings 2022 II Corporation	British Columbia
BAM (UAE) Escrowed Stock Plan Holdings 2023 I Corporation	British Columbia
BAM (UAE) Escrowed Stock Plan Holdings 2023 II Corporation	British Columbia
BAM (UAE) Escrowed Stock Plan Holdings Retro I Corporation	British Columbia
BAM (UAE) Escrowed Stock Plan Participants 2022 I Ltd.	British Columbia
BAM (UAE) Escrowed Stock Plan Participants 2022 II Ltd.	British Columbia
BAM (UAE) Escrowed Stock Plan Participants 2023 I Ltd.	British Columbia
BAM (UAE) Escrowed Stock Plan Participants 2023 II Ltd.	British Columbia
BAM (UAE) Escrowed Stock Plan Participants Retro I Ltd.	British Columbia
BAM (UK) 2025 Escrowed Stock Plan Corporation	British Columbia
BAM (UK) Escrowed Stock Plan 2024 Ltd.	British Columbia
BAM (UK) Escrowed Stock Plan 2025 Ltd.	British Columbia
BAM (UK) Escrowed Stock Plan Holdings 2022 I Corporation	British Columbia
BAM (UK) Escrowed Stock Plan Holdings 2023 I Corporation	British Columbia
BAM (UK) Escrowed Stock Plan Holdings Retro I Corporation	British Columbia
BAM (UK) Escrowed Stock Plan Holdings Retro II Corporation	British Columbia
BAM (UK) Escrowed Stock Plan Participants 2022 I Ltd.	British Columbia
BAM (UK) Escrowed Stock Plan Participants 2023 I Ltd.	British Columbia
BAM (UK) Escrowed Stock Plan Participants Retro I Ltd.	British Columbia
BAM (UK) Escrowed Stock Plan Participants Retro II Ltd.	British Columbia
BAM (US) 2025 Escrowed Stock Plan Corporation	British Columbia
BAM (US) 2025 Escrowed Stock Plan II Corporation	British Columbia
BAM (US) 2025 Escrowed Stock Plan III Corporation	British Columbia
BAM (US) 2025 Escrowed Stock Plan IV Corporation	British Columbia
BAM (US) Escrowed Stock Plan 2024 II Ltd	British Columbia
BAM (US) Escrowed Stock Plan 2024 Ltd.	British Columbia
BAM (US) Escrowed Stock Plan 2025 II Ltd.	British Columbia
BAM (US) Escrowed Stock Plan 2025 III Ltd.	British Columbia
BAM (US) Escrowed Stock Plan 2025 IV Ltd.	British Columbia
BAM (US) Escrowed Stock Plan 2025 Ltd.	British Columbia

Name	Jurisdiction of Incorporation or Organization
BAM (US) Escrowed Stock Plan Holdings 2022 I Corporation	British Columbia
BAM (US) Escrowed Stock Plan Holdings 2023 I Corporation	British Columbia
BAM (US) Escrowed Stock Plan Holdings Retro I Corporation	British Columbia
BAM (US) Escrowed Stock Plan Holdings Retro II Corporation	British Columbia
BAM (US) Escrowed Stock Plan Holdings Retro III Corporation	British Columbia
BAM (US) Escrowed Stock Plan Holdings Retro IV Corporation	British Columbia
BAM (US) Escrowed Stock Plan Holdings Retro IX Corporation	British Columbia
BAM (US) Escrowed Stock Plan Holdings Retro VI Corporation	British Columbia
BAM (US) Escrowed Stock Plan Holdings Retro VII Corporation	British Columbia
BAM (US) Escrowed Stock Plan Holdings Retro VIII Corporation	British Columbia
BAM (US) Escrowed Stock Plan Holdings Retro X Corporation	British Columbia
BAM (US) Escrowed Stock Plan Holdings Retro XI Corporation	British Columbia
BAM (US) Escrowed Stock Plan Holdings Retro XII Corporation	British Columbia
BAM (US) Escrowed Stock Plan Participants 2022 I Ltd.	British Columbia
BAM (US) Escrowed Stock Plan Participants 2023 I Ltd.	British Columbia
BAM (US) Escrowed Stock Plan Participants Retro I Ltd.	British Columbia
BAM (US) Escrowed Stock Plan Participants Retro II Ltd.	British Columbia
BAM (US) Escrowed Stock Plan Participants Retro III Ltd.	British Columbia
BAM (US) Escrowed Stock Plan Participants Retro IV Ltd.	British Columbia
BAM (US) Escrowed Stock Plan Participants Retro IX Ltd.	British Columbia
BAM (US) Escrowed Stock Plan Participants Retro VI Ltd.	British Columbia
BAM (US) Escrowed Stock Plan Participants Retro VII Ltd.	British Columbia
BAM (US) Escrowed Stock Plan Participants Retro VIII Ltd.	British Columbia
BAM (US) Escrowed Stock Plan Participants Retro X Ltd.	British Columbia
BAM (US) Escrowed Stock Plan Participants Retro XI Ltd.	British Columbia
BAM (US) Escrowed Stock Plan Participants Retro XII Ltd.	British Columbia
BAM BREG Holdings GP ULC	British Columbia
BAM BREG Investment Holdings LP	Ontario
BAM Escrowed Stock Plan Holdings 2023 Corporation	British Columbia
BAM Escrowed Stock Plan Participants 2023 Ltd.	British Columbia
BAM Finance (Canada) Inc.	Ontario
BAM Finance LLC	Delaware
BAM Freedom SPV 1 L.P.	Delaware
BAM Geode L.P.	Delaware
BAM PE BTG L.P.	Ontario
BAM Pretium Holdings LLC	Delaware
BAM RE Holdings (DIFC) Ltd	United Arab Emirates
BAM Warehouse Holdings II ULC	British Columbia
BAM-ESP Warehouse Holdings Ltd.	British Columbia
Bandon Dunes Holdings (DIFC) Limited	United Arab Emirates
BBAMI LLC	Delaware
BCG Holdings LLC	Delaware
BCP VI (Cdn Plan) LP (Ontario)	Ontario

Name	Jurisdiction of Incorporation or Organization
BCP VI (Row Plan) LP	Ontario
BCP VI (UK Plan) LP	Ontario
BCP VI (US Plan) LP	Ontario
BCP VI (US Plan) New Jersey Feeder LP	Ontario
BCP VI (US Plan) New York Feeder LP	Ontario
BCP VI (US) GP LP	Delaware
BCP VI LTIP US Blocker LLC	Delaware
BCP VI Row Plan Limited	Ontario
BCP VI Summit Co-Invest GP LLC	Delaware
BCP VI UK Plan Limited	Ontario
BCP VI US Co-Invest GP LP	Delaware
BCP VI US Plan Limited	Ontario
BCPREP Canada GP INC.	Ontario
BCS Funding AIV LP	Delaware
BCS Funding Non-US GP ULC	Ontario
BCS Funding Non-US LP	Ontario
BCS Funding US GP	Delaware
BCS Holdings GP LLC	Delaware
BCS Holdings I LP	Delaware
BEF Administrator LLC	Delaware
BEREC Europe GP (B) LLC	Delaware
BEREC Europe GP (G) LLC	Delaware
BEREC Manager Limited	United Kingdom
BF Takeoff Holdings, LLC	Cayman Islands
BFCR Finance LLC	Delaware
BGMA Lender Pty Ltd	Australia
BGREAL Ireland Limited	Ireland
BGTF Bermuda GP Limited	Bermuda
BGTF Employee Canada Blocker Limited	Ontario
BGTF Employee Limited	Bermuda
BGTF Employee LLC	Delaware
BGTF Employee US Blocker LLC	Delaware
BGTF I Manager Carry (Bermuda) Limited	Bermuda
BGTF I Manager Carry (Canada) LP	Ontario
BGTF I Manager Carry (US) LLC	Delaware
BGTF II Bermuda GP Limited	Bermuda
BGTF II Investment Capital Canada Blocker Limited	Ontario
BGTF II Investment Capital Limited	Bermuda
BGTF II Investment Capital US Blocker LLC	Delaware
BGTF II Investment Capital US LLC	Delaware
BGTF II LTIP Canada CP Splitter LP	Ontario
BGTF II LTIP Canada FT Splitter LP	Ontario
BGTF II LTIP Global Splitter LP	Bermuda

Name	Jurisdiction of Incorporation or Organization
BGTF II LTIP US Splitter LP	Delaware
BGTF II Manager Carry (Bermuda) Limited	Bermuda
BGTF II Manager Carry (Canada) LP	Ontario
BGTF II Manager Carry (US) LLC	Delaware
BGTF LTIP Canada Corp Splitter LP	Ontario
BGTF LTIP Canada FT Splitter LP	Ontario
BGTF LTIP Global Splitter LP	Bermuda
BGTF LTIP US Splitter LP	Delaware
BI LP	Manitoba
BID Administrator LLC	Delaware
BIF III Rapid IM HoldCo Pte Ltd	Singapore
BIF IV Axis Holdings (DIFC) Limited	United Arab Emirates
BIF IV Emerald Holdings (DIFC) Limited	United Arab Emirates
BIF IV India Infrastructure Holding (DIFC) Pvt Ltd	United Arab Emirates
BIF IV Jarvis IM HoldCo Pte Ltd	Singapore
BIF IV Legolas Holdings (DIFC) Limited	United Arab Emirates
BIF IV Satum Holdings (DIFC) Limited	United Arab Emirates
BIF V Bermuda GP Ltd.	Bermuda
BIF V Canada Carry Splitter LP	Ontario
BIF V Canada FT Splitter LP	Ontario
BIF V Canada Splitter LP	Ontario
BIF V Carry Splitter LP	Bermuda
BIF V Carry US Splitter LP	Delaware
BIF V Employee Canada Blocker ULC	Alberta
BIF V Manager Carry GP Ltd	Bermuda
BIF V Manager Carry GP ULC	Alberta
BIG Chile (Brookfield Inversiones Chile Limitada)	Chile
BIG Manager Holdings GP ULC	British Columbia
BIG Manager Holdings LP	British Columbia
BIG Mexico (Brookfield Infrastructure Group Mexico SA DE CV)	Mexico
BII BIG Holdings LP	Cayman Islands
BISS Carry Canada Splitter LP	Ontario
BISS Carry US Splitter LP	Delaware
BISS Manager Carry GP ULC	Alberta
Bloomfield Holdings (DIFC) Limited	United Arab Emirates
BMEP Bermuda Investor LP	Ontario
BMEP GP LLC	Cayman Islands
BMEP Investor LP	Ontario
BOWS Administrator LLC	Delaware
BPE (Aggregator) GP S.À R.L.	Luxembourg
BPEF Splitter Performance LP	Ontario
BPEF Splitter Performance US LP	Ontario
BPEG Manager Holdings GP ULC	British Columbia

Name	Jurisdiction of Incorporation or Organization
BPEG Manager Holdings LP	Ontario
BPEG US Inc.	Ontario
BPG Acquisitions Canada INC.	Ontario
BPG Acquisitions LLC	Delaware
BPG BPREP Investor LLC	Delaware
BPG BPY BSREP III Investor LLC	Delaware
BPG BSREP III Antlia Co-invest Investor LLC	Delaware
BPG BSREP III Investor LLC	Delaware
BPG India LLC	Delaware
BPG Investor Limited	Bermuda
BPG LH Promote LLC	Delaware
BPG Manager Holdings (Bermuda) LTD.	Bermuda
BPG Manager Holdings GP ULC	British Columbia
BPG Manager Holdings L.P.	Ontario
BPG Master Retail Holdco LLC	Delaware
BPG Retail Holdings II LLC	Delaware
BPG RLS Admin Agent LLC	Delaware
BPG RLS Management LLC	Delaware
BPG Service Partners GP LLC	Delaware
BPG SFR Holding LLC	Delaware
BPG SFR OZ Holding LLC	Delaware
BPG SFR OZ OPCO LLC	Delaware
BPG SFR QOF Holding LLC	Delaware
BPG SFR QOZB Holding LLC	Delaware
BRE Delaware LLC	Delaware
BREC US GP LLC	Delaware
BREF Holdings LLC	Delaware
BREF IV GP OF GP LLC	Delaware
BREF One Series A Manager LLC	Delaware
BREF Partners Special Servicer LLC	Delaware
BREF VI Co-Invest Sidecar (A) Administrator LLC	Delaware
BREF VII AIV GP L.P.	Delaware
BREF VII AIV GP of GP LLC	Delaware
BREF VII Bermuda GP L.P.	Bermuda
BREF VII Bermuda GP of GP Limited	Bermuda
BREF VII Brookfield Splitter LLC	Delaware
BREG Europe Holdings Limited	Bermuda
BREOF Asset Management LLC	Delaware
BREP Holding L.P.	Bermuda
BRES Bermuda GP L.P.	Bermuda
BRES Bermuda GP of GP Limited	Bermuda
BRES Canada GP L.P.	Ontario
BRES Canada LTIP ULC	Alberta

Name	Jurisdiction of Incorporation or Organization
BRES Co-invest GP LLC	Delaware
BRES II Bermuda GP L.P.	Bermuda
BRES II Bermuda GP of GP Limited	Bermuda
BRES II Brookfield Bermuda Investor Limited	Bermuda
BRES II Brookfield GP LLC	Delaware
BRES II Brookfield Investor LLC	Delaware
BRES Upper Tier Pooling GP L.P.	Delaware
BREX Lender LLC	Delaware
BREX Manager LLC	Delaware
BRG Manager Holdings GP ULC	British Columbia
BRG Manager Holdings LP	Ontario
Brookfield (Shanghai) Private Funds Management Co., Ltd.	China
Brookfield Advisors (Hong Kong) Limited	Hong Kong
Brookfield Advisors India Private Limited	India
Brookfield Alto Holdings LLC	Delaware
Brookfield AO Holdings LLC	Delaware
Brookfield Arabia for Business Services	Saudi Arabia
Brookfield Artificial Intelligence Infrastructure GP LLC	Delaware
Brookfield Artificial Intelligence Infrastructure GP S.à.r.l	Luxembourg
Brookfield Asia Holdings Pte. Ltd.	Singapore
Brookfield Asset Management (Asia) Limited	Hong Kong
Brookfield Asset Management (Bermuda) Ltd	Bermuda
Brookfield Asset Management (Bermuda) Ltd.	Bermuda
Brookfield Asset Management Credit and Insurance Solutions Advisor GP ULC	Ontario
Brookfield Asset Management Credit and Insurance Solutions Advisor LLC	Delaware
Brookfield Asset Management Credit and Insurance Solutions Advisor LP	Ontario
Brookfield Asset Management Gajoen Limited	Bermuda
Brookfield Asset Management Germany Gmbh	Germany
Brookfield Asset Management Korea Limited	South Korea
Brookfield Asset Management LLC	Delaware
Brookfield Asset Management Ltd	British Columbia
Brookfield Asset Management Private Institutional Capital Adviser (BMG), LLC	Delaware
Brookfield Asset Management Private Institutional Capital Adviser (Canada), L.P.	Manitoba
Brookfield Asset Management Private Institutional Capital Adviser (Canada), LP (PE Division)	Manitoba
Brookfield Asset Management Private Institutional Capital Adviser (Private Equity) LP	Manitoba
Brookfield Asset Management Private Institutional Capital Adviser US, LLC	Delaware
Brookfield Asset Management Services SRL	Barbados
Brookfield Asset Management ULC	British Columbia
Brookfield Asset Manager (UK) Holdco Limited	United Kingdom
Brookfield Australia Manager Holdings Pty Ltd	Australia
Brookfield Australia Shared Services Pty Ltd	Australia

Name	Jurisdiction of Incorporation or Organization
Brookfield BAIIF Finco Investor AIV LP	Bermuda
Brookfield Brasil Asset Management Investimentos Ltda. (BAMI)	Brazil
Brookfield BRP Chile Holdings Spa	Chile
Brookfield Business Consulting (Beijing) Co., Ltd.	China
Brookfield Canada Insurance Service ULC	Ontario
Brookfield Canada Renewable Manager LP	Ontario
Brookfield Capital (Australia) Pty Ltd	Australia
Brookfield Capital Partners LLC	Delaware
Brookfield Capital Partners Manager (Bermuda) Ltd.	Bermuda
Brookfield Capital Partners Manager ULC	Alberta
Brookfield Capital Partners VI (Bermuda) Investment Plan Ltd.	Bermuda
Brookfield Capital Partners VI (Cdn II) GP LP	Ontario
Brookfield Capital Partners VI (Cdn) GP LP	Ontario
Brookfield Capital Partners VI (Non-Cdn) GP LP	Ontario
Brookfield Capital Partners VI Co-Invest (Cdn) GP LP	Cayman Islands
Brookfield Capital Partners VI Co-Invest (Non-Cdn) GP LP	Cayman Islands
Brookfield Capital Partners VI GP LLC	Delaware
Brookfield Capital Partners VI GP S.A.R.L	Luxembourg
Brookfield Capital Partners VI Officer GP LLC	Delaware
Brookfield Capital Partners VII GP LLC	Delaware
Brookfield Capital Partners VII GP S.À R.L.	Luxembourg
Brookfield Capital Partners VII Officer GP LLC	Delaware
Brookfield Capital Solutions LLC	Delaware
Brookfield Catalytic Transition Fund GP, LLC	Bermuda
Brookfield Catalytic Transition Fund GP S.A.R.L	Luxembourg
Brookfield Catalytic Transition Fund GP, L.P.	Delaware
Brookfield Catalytic Transition Fund Officer GP LLC	Delaware
Brookfield CEE Holding Gmbh	Germany
Brookfield China Core (Shanghai) Enterprise Consulting Co., Ltd.	China
Brookfield CL Holdings LLC	Delaware
Brookfield Concora Holdings LLC	Delaware
Brookfield Corporate Services Inc.	Barbados
Brookfield Credit LLC	Delaware
Brookfield Credit Solutions LLC	Delaware
Brookfield European Real Estate Partnership GP S.à.r.l.	Luxembourg
Brookfield Finance LLC	Delaware
Brookfield Financial Infrastructure Partners (M) L.P.	Ontario
Brookfield Financial Infrastructure Partners GP LLC	Delaware
Brookfield Financial Infrastructure Partners GP Ltd.	Bermuda
Brookfield Financial Infrastructure Partners GP S.A R.L.	Luxembourg
Brookfield Financial Infrastructure Partners L.P.	Ontario
Brookfield Financial Infrastructure Partners Officer GP LLC	Delaware
Brookfield France Asset Management SAS	France

Name	Jurisdiction of Incorporation or Organization
Brookfield GCG (Canada) LP	Ontario
Brookfield GCG GP ULC	British Columbia
Brookfield GCG US LLC	Delaware
Brookfield Global Business Advisor Limited	United Kingdom
Brookfield Global Infrastructure Advisor Limited	United Kingdom
Brookfield Global Property Advisors Limited	United Kingdom
Brookfield Global Renewable Energy Advisor Limited	United Kingdom
Brookfield Global SMA (M) GP LLC	Delaware
Brookfield Global Transition Fund GP S.A.R.L	Luxembourg
Brookfield Global Transition Fund GP, L.P.	Delaware
Brookfield Global Transition Fund II GP S.A.R.L	Luxembourg
Brookfield Global Transition Fund II GP, L.P.	Delaware
Brookfield Global Transition Fund II Officer GP LLC	Delaware
Brookfield Global Transition Fund LLC	Delaware
Brookfield Global Transition Fund Officer GP LLC	Delaware
Brookfield Green Energy (Shanghai) Private Investment Fund Partnership	China
Brookfield HRS TS LLC	Delaware
Brookfield HRS TS LP	Ontario
Brookfield HRS TSG GP ULC	British Columbia
Brookfield India GP ULC	British Columbia
Brookfield India Holdings ULC	British Columbia
EnCap Investment Manager Private Limited	Singapore
Brookfield Infrastructure Fund V GP LLC	Delaware
Brookfield Infrastructure Fund V GP Sarl	Luxembourg
Brookfield Infrastructure Fund V Officer GP LLC	Delaware
Brookfield Infrastructure GP ULC	British Columbia
Brookfield Infrastructure Group (Australia) PTY Ltd	Australia
Brookfield Infrastructure Group LLC	Delaware
Brookfield Infrastructure Group LP	Manitoba
Brookfield Infrastructure Manager Holdings Ltd.	Bermuda
Brookfield Infrastructure Special GP Limited	Bermuda
Brookfield Infrastructure Special LP	Bermuda
Brookfield Infrastructure Structured Solutions GP LLC	Delaware
Brookfield Infrastructure Structured Solutions Officer GP LLC	Delaware
Brookfield Infrastructure UK Limited	United Kingdom
Brookfield Infrastructure US Holdings LLC	Delaware
Brookfield Investment Consulting (Shanghai) Co., Ltd.	China
Brookfield Investment Management (Canada) ULC	Delaware
Brookfield Public Securities Group LLC (Delaware)	Delaware
Brookfield Investment Management Australia Pty Ltd	Australia
Brookfield Japan Kabushiki Kaisha	Japan
Brookfield Manager (DIFC) Employee Management Limited	United Arab Emirates
Brookfield Manager (US) Employee LLC	Delaware

Name	Jurisdiction of Incorporation or Organization
Brookfield Manager Holdings Ltd.	Bermuda
Brookfield MH Venture GP LLC	Delaware
Brookfield Middle East Partners Fund Officer GP LLC	Delaware
Brookfield Middle East Partners GP LLC	Delaware
Brookfield Middle East Partners GP Ltd.	Bermuda
Brookfield Middle East Partners L.P.	Cayman Islands
Brookfield NCM Holdings Limited	United Kingdom
Brookfield Oaktree Wealth Solutions LLC	Delaware
Brookfield PCP Feeder GP LLC	Delaware
Brookfield PCP Feeder Investor LLC	Delaware
Brookfield PCP Feeder LP	Delaware
Brookfield PCP Investment HoldCo LLC	Delaware
Brookfield PCP Management HoldCo LLC	Delaware
Brookfield PE GP ULC	British Columbia
Brookfield Power Holdings LLC	Delaware
Brookfield Premier Real Estate Partners (LTIP Plan) LLC	Delaware
Brookfield Premier Real Estate Partners Europe SLP Limited	Bermuda
Brookfield Premier Real Estate Partners GP L.P.	Delaware
Brookfield Premier Real Estate Partners GP Of Gp LLC	Delaware
Brookfield Premier Real Estate Partners GP Of GP Officer LLC	Delaware
Brookfield Premier Real Estate Partners US GP Sarl	Luxembourg
Brookfield Private Advisors LLC	Delaware
Brookfield Private Capital (DIFC) Limited	United Arab Emirates
Brookfield Private Capital (UK) Ltd.	United Kingdom
Brookfield Private Equity Fund GP LLC	Delaware
Brookfield Private Equity Fund Officer GP LLC	Delaware
Brookfield Private Equity Holdings LLC	Delaware
Brookfield Private Equity Holdings Manager GP LLC	Delaware
Brookfield Private Wealth Holdings LLC	Delaware
Brookfield Properties Concord LLC	Delaware
Brookfield Property Group (Canada) L.P.	Ontario
Brookfield Property Group Australia Pty Ltd	Australia
Brookfield Property Group LLC	Delaware
Brookfield Property Master Holdings LLC	Delaware
Brookfield PVP Credit Investor LP	Delaware
Brookfield PVP Investor LLC	Delaware
Brookfield Real Estate Canadian Adviser L.P.	Ontario
Brookfield Real Estate Finance Fund V GP Of GP LLC	Delaware
Brookfield Real Estate Finance Fund Vi GP Of GP LLC	Delaware
Brookfield Real Estate Finance Fund VII GP L.P.	Delaware
Brookfield Real Estate Finance Fund VII GP of GP LLC	Delaware
Brookfield Real Estate Finance Fund VII GP S.a r.l	Luxembourg
Brookfield Real Estate Financial Partners LLC	Delaware

Name	Jurisdiction of Incorporation or Organization
Brookfield Real Estate JV Management LLC	Delaware
Brookfield Real Estate Partners (C) GP LLC	Delaware
Brookfield Real Estate Partners (K) GP LLC	Delaware
Brookfield Real Estate Partners (Q) GP LLC	Delaware
Brookfield Real Estate Partners F GP LLC	Delaware
Brookfield Real Estate Partners Korea GP L.P.	Bermuda
Brookfield Real Estate Partners Korea GP Of GP Limited	Bermuda
Brookfield Real Estate Secondaries (UK Plan) L.P.	Bermuda
Brookfield Real Estate Secondaries (US Plan) L.P.	Delaware
Brookfield Real Estate Secondaries GP L.P.	Delaware
Brookfield Real Estate Secondaries GP Of GP LLC	Delaware
Brookfield Real Estate Solutions II GP L.P.	Delaware
Brookfield Real Estate Solutions II GP Of GP LLC	Delaware
Brookfield Real Estate Solutions II GP S.À R.L.	Luxembourg
Brookfield REF Holdco LP	Delaware
Brookfield REIT (US Plan) L.P.	Delaware
Brookfield Reit Adviser LLC	Delaware
Brookfield Renewable Credit Mobilization Fund GP LLC	Delaware
Brookfield Renewable Energy Dev. (China) Co. Ltd.	China
Brookfield Renewable Energy Group LLC	Delaware
Brookfield Renewable Europe Asset Management Gmbh	Germany
Brookfield Renewable Group Australia Pty Ltd	Australia
Brookfield Renewable Manager Holdings (Bermuda) Li	Bermuda
Brookfield Renewable Manager Holdings (Canada) LP	Ontario
Brookfield Renewable Manager Warehousing Holdings Limited	Bermuda
Brookfield Renewable Power Limited	United Kingdom
Brookfield Runyu (Shanghai) Enterprise Consulting Co., Ltd.	China
Brookfield Securities Canada GP Inc	Ontario
Brookfield Securities Canada LP	Ontario
Brookfield Securities LLC	Delaware
Brookfield Sierra HoldCo LLC	Delaware
Brookfield Singapore Pte. Ltd.	Singapore
Brookfield Single Family Rental GP LLC	Delaware
Brookfield Single Family Rental II GP LLC	Delaware
Brookfield Single Family Rental Manager LLC	Delaware
Brookfield Spain Asset Management SLU	Spain
Brookfield Special Investments Fund II GP LLC	Delaware
Brookfield Special Investments Fund II L.P.	Delaware
Brookfield Special Investments Fund II Officer GP LLC	Delaware
Brookfield Special Investments Fund II-NUS L.P.	Cayman Islands
Brookfield Strategic Real Estate Partners (N) GP LLC	Delaware
Brookfield Strategic Real Estate Partners (S) GP LLC	Delaware
Brookfield Strategic Real Estate Partners (U) GP LLC	Delaware

Name	Jurisdiction of Incorporation or Organization
Brookfield Strategic Real Estate Partners Asia Pacific (General Plan) L.P.	Bermuda
Brookfield Strategic Real Estate Partners Asia Pacific (US Plan) L.P.	Delaware
Brookfield Strategic Real Estate Partners Asia Pacific Investment Capital LLC	Bermuda
Brookfield Strategic Real Estate Partners Asia Pacific Investment Capital LTD	Bermuda
Brookfield Strategic Real Estate Partners Europe (General Plan) L.P.	Bermuda
Brookfield Strategic Real Estate Partners Europe (US Plan) L.P.	Delaware
Brookfield Strategic Real Estate Partners GP LLC	Delaware
Brookfield Strategic Real Estate Partners II (US Plan) L.P.	Delaware
Brookfield Strategic Real Estate Partners II GP L.P.	Delaware
Brookfield Strategic Real Estate Partners II GP Of GP LLC	Delaware
Brookfield Strategic Real Estate Partners III GP L.P.	Delaware
Brookfield Strategic Real Estate Partners III GP of GP LLC	Delaware
Brookfield Strategic Real Estate Partners IV (Asia Plan) L.P.	Bermuda
Brookfield Strategic Real Estate Partners IV (Brazil Plan) Ltd.	Bermuda
Brookfield Strategic Real Estate Partners IV (UK Plan) L.P.	Bermuda
Brookfield Strategic Real Estate Partners IV (US Plan) L.P.	Delaware
Brookfield Strategic Real Estate Partners IV GP L.P.	Delaware
Brookfield Strategic Real Estate Partners IV Lux GP SARL	Luxembourg
Brookfield Strategic Real Estate Partners IV Plan Pooling L.P.	Bermuda
Brookfield Strategic Real Estate Partners V (Asia Pacific Plan) L.P.	Bermuda
Brookfield Strategic Real Estate Partners V (UK Plan) L.P.	Bermuda
Brookfield Strategic Real Estate Partners V (US Plan) L.P.	Delaware
Brookfield Strategic Real Estate Partners V GP II L.P.	Delaware
Brookfield Strategic Real Estate Partners V GP L.P.	Delaware
Brookfield Strategic Real Estate Partners V Investment Capital LLC	Bermuda
Brookfield Strategic Real Estate Partners V Investment Capital Ltd.	Bermuda
Brookfield Strategic Real Estate Partners V Lux GP S.À.R.L.	Luxembourg
Brookfield Technology Growth Partners III Annex GP L.P.	Delaware
Brookfield Technology Growth Partners III GP L.P.	Delaware
Brookfield Technology Growth Partners III GP LLC	Delaware
Brookfield Technology Growth Partners III Officer GP LLC	Delaware
Brookfield Technology Partners LLC	Delaware
Brookfield Thayer Lodging Manager LLC	Delaware
Brookfield UK Employee Co Ltd	United Kingdom
Brookfield US Acquisitions LLC	Delaware
Brookfield US Holdings Inc.	Ontario
Brookfield US Inc.	Delaware
Brookfield US Insurance LLC	Delaware
Brookprop Management Services Private Limited	India
Brooksolutions Global Services Private Limited	India
BRP Bermuda GP Limited	Bermuda
BRP Group Canada ULC	British Columbia
BRP Manager GP ULC	British Columbia

Name	Jurisdiction of Incorporation or Organization
BSFR II LTIP L.P.	Delaware
BSFR LTIP L.P.	Delaware
BSFR Manager LLC	Delaware
BSFR PML LLC	Delaware
BSFR Property Management LLC	Delaware
BSFR Realty LLC	South Carolina
BSI II Investor LP	Ontario
BSI II US Investor LP	Delaware
BSIP Access Fund GP LLC	Delaware
Bsrep Asia Pacific Bermuda GP L.P.	Bermuda
Bsrep Asia Pacific Bermuda GP Of GP Limited	Bermuda
BSREP Asia Pacific Co-Invest (G) Bermuda GP LLC	Bermuda
BSREP Co-invest (CAS) GP LLC	Delaware
BSREP EUR (General Plan) LLC	Bermuda
BSREP Europe Bermuda GP L.P.	Bermuda
BSREP Europe Bermuda GP OF GP Limited	Bermuda
BSREP Europe Bermuda II GP L.P.	Bermuda
BSREP Europe GP L.P.	Delaware
BSREP Europe GP of GP LLC	Delaware
BSREP II CANADA LTIP ULC	Alberta
BSREP II Upper Tier Pooling GP L.P.	Delaware
BSREP II US Plan Feeder II L.P.	Delaware
BSREP II US Plan Feeder L.P.	Delaware
BSREP III Canada LTIP ULC	Alberta
BSREP III Europe GP L.P.	Delaware
BSREP III Europe GP OF GP LLC	Delaware
BSREP III Upper Tier Pooling GP L.P.	Delaware
BSREP III US Plan Feeder II L.P.	Delaware
BSREP III US Plan Feeder L.P.	Delaware
BSREP III-B Access Fund GP LLC	Delaware
BSREP IV (Brazil Plan) LLC	Bermuda
BSREP IV Australia Blocker GP Pty Ltd	Australia
BSREP IV Australia GP Investor Pty Ltd	Australia
BSREP IV Australia GP Pty Ltd	Australia
BSREP IV Bermuda GP L.P.	Bermuda
BSREP IV Bermuda GP of GP Limited	Bermuda
BSREP IV Canada GP L.P.	Ontario
BSREP IV Canada LTIP ULC	Alberta
BSREP IV GP OF GP LLC	Delaware
BSREP IV Upper Tier Pooling GP L.P.	Delaware
BSREP IV US Plan Feeder L.P.	Delaware
BSREP V (UK Plan) LLC	Delaware
BSREP V Australia Blocker GP Pty Ltd	Australia

Name	Jurisdiction of Incorporation or Organization
BSREP V Australia GP Investor Pty Ltd	Australia
BSREP V Australia GP Pty Ltd	Australia
BSREP V Bermuda GP L.P.	Bermuda
BSREP V Bermuda GP of GP Limited	Bermuda
BSREP V Bermuda II GP L.P.	Bermuda
BSREP V Canada GP L.P.	Ontario
BSREP V Canada LTIP ULC	Alberta
BSREP V Co-Invest GP LLC	Delaware
BSREP V Europe GP L.P.	Delaware
BSREP V Europe GP of GP LLC	Delaware
BSREP V GP OF GP LLC	Delaware
BSREP V Plan Pooling L.P.	Bermuda
BSREP V Upper Tier Pooling GP L.P.	Delaware
BSS Painting Holdings LLC	Delaware
BSS Pavement Holdings, LLC	Delaware
BTG III (US Plan) LP	Delaware
BTG III Annex Fund III GP L.P.	Delaware
BUSI PVP Credit GP LLC	Delaware
BUSI PVP Credit Investor LLC	Delaware
BUSI SUB UCR LP	Delaware
BVentures BC Bridge LLC	Delaware
Catalytic GP Bermuda Limited	Bermuda
CEE Alternative Investments Investor S.A.R.L.	Germany
CEE Alternative Investments Management S.A.R.L.	Germany
CEE Engineering Gmbh	Germany
CEE Kapitalverwaltungsgesellschaft mbh	Germany
CEE Management GMBH	Germany
CEE Operations GMBH	Germany
CEE Projekte GMBH	Germany
CEE Projekte Verwaltungs GMBH	Germany
CEE RF6 Investor S.A R.L	Germany
CEE RF6 Zweite Investor S.A R.L	Germany
CEE RF7 Management S.A.R.L.	Germany
CEE RF8 Management Sarl	Germany
Copper Holding (DIFC) Limited	United Arab Emirates
CRC SPV 1, LLC	Delaware
CRC SPV 2, LLC	Delaware
CRC SPV 3, LLC	Delaware
Crystal River Capital, INC.	Maryland
Crystal River CDO 2005-1 LLC	Delaware
Crystal River Newco Inc	Maryland
Crystal River Resecuritization 2006-1 LLC	Delaware
CRZ Phoenix Holding Company LLC	Delaware

Name	Jurisdiction of Incorporation or Organization
CTF Investment Capital Limited	Bermuda
CTF Investment Capital US LLC	Delaware
CTF LTIP Global Splitter LP	Bermuda
CTF Manager Carry (Bermuda) Limited	Bermuda
Cystal Holdings (DIFC) Limited	United Arab Emirates
Den Holdings (DIFC) Limited	United Arab Emirates
Golden Poppy Real Estate Partners GP LLC	Delaware
HBS Series I Holdco LLC	Delaware
India Opportunity Holdco I LLC	Delaware
Kyanite 130G Borrower Pty Ltd	Australia
Kyanite 60G Borrower Pty Ltd	Australia
LFE European Asset Management Sarl (Joint Operation In Brookfield Asset Manager (UK) Holdco Limited)	Luxembourg
Liberty Advisors LLC	Delaware
Liberty View LLC	Delaware
Lily UK Logistics GP Limited	Bermuda
Luminace JV Co. LLC	Delaware
Maymont Capital Services, LLC	Delaware
Maymont Homes Management MN LLC	Delaware
Oaktree AIF Holdings II	Delaware
Oaktree Capital II New Fund Splitter L.P.	Delaware
Oaktree New Holdings LLC	Delaware
Octave Splitter LP	Ontario
Pentacap Advisors Private Limited	India
PES Carry And Employee Co-Investment Feeder SCSP	Luxembourg
PES Carry And Employee Co-Investment GP S.A.R.L	Luxembourg
PES GP S.A.R.L	Luxembourg
Pinegrove Investment HoldCo LLC	Delaware
Pinegrove Management HoldCo LLC	Delaware
Pinegrove Opportunity Partners I LP	Delaware
Pinegrove Sierra Holdco LLC	Delaware
Qssa JV UK Logistics LP GP Limited	Bermuda
Real Estate Secondaries Account (N) AIV GP LLC	Delaware
Real Estate Secondaries Account (N) GP LLC	Delaware
Real Estate Secondaries Account (N) LTIP GP LLC	Delaware
Real Estate Secondaries Account (N) LTIP L.P.	Delaware
Real Estate Secondaries Account (N) Offshore AIV GP Limited	Bermuda
Real Estate Secondaries Account (P) AIV GP Limited	Bermuda
Real Estate Secondaries Account (P) GP LLC	Delaware
Real Estate Secondaries Account (P) LTIP GP LLC	Delaware
Real Estate Secondaries Account (P) LTIP L.P.	Delaware
Real Estate Secondaries Account (Q) GP LLC	Delaware
Real Estate Secondaries Account (Q) LTIP GP LLC	Delaware

Name	Jurisdiction of Incorporation or Organization
Real Estate Secondaries Account (Q) LTIP L.P.	Delaware
Real Estate Secondaries Account (Q) NR AIV GP LLC	Delaware
Real Estate Secondaries Account (Q) Offshore AIV I GP Limited	Bermuda
Resa (K) Non-Reit Blocker Sub GP LLC	Delaware
RESA (K) REIT Blocker Sub GP LLC	Delaware
RESA (P) Non-REIT Blocker Sub GP LLC	Delaware
Riverside Holdings (DIFC) Limited	United Arab Emirates
Slate (CDN Plan) LP	Ontario
Slate Co-Invest GP LP	Ontario
Strategic Investors Fund XII Cayman, L.P	Cayman Islands
Twenty Holdings (DIFC) Limited	United Arab Emirates
UK REIT GP Holdings Ltd.	Bermuda
UKR GP Holdings 1 Limited	Bermuda
UKR GP Holdings 2 Limited	Bermuda
UKR GP Holdings 3 Limited	Bermuda
UKR GP Holdings 4 Limited	Bermuda
UKR GP Holdings 5 Limited	Bermuda
UKR GP Holdings 6 Limited	Bermuda
UKR GP Holdings 7 Limited	Bermuda
Virgo Associates LLC	Delaware